EXHIBIT 4.2

NUMBER	SHARES

C-__________

CHURCHILL VENTURES LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP

THIS CERTIFIES THAT ------------------------------------------------------
is the owner of ---------------------------------------------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH OF
THE COMMON STOCK OF

CHURCHILL VENTURES LTD.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the transfer agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

	CHURCHILL VENTURES LTD.
	CORPORATE
	DELAWARE
---------------------------	SEAL	---------------------------------
Chief Executive Officer	2006	Secretary

CHURCHILL VENTURES LTD.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

     The holder of this certificate shall be entitled to receive funds from the Corporation’s trust fund only in the event of liquidation of the Corporation upon failure to consummate a business combination or if the holder seeks to convert respective shares into cash upon a business combination which he voted against and which is actually completed by the Corporation. Except as required by applicable law in no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	-		Custodian
TEN ENT	-	as tenants by the entireties			(Cust)		(Minor)
JT TEN	-	as joint tenants with			under Uniform Gifts to
		right of survivorship and			Minors Act
		not as tenants in common				(State)

     Additional abbreviations may also be used though not in the above list.

For value received __ hereby sells, assigns and transfers unto

PLEASE INSERT
SOCIAL SECURITY OR
OTHER IDENTIFYING
NUMBER OF
ASSIGNEE

(Please print or typewrite name and address including postal zip code of Assignee)

SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE

BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

Dated:___________________

_____________________________________________
NOTICE: The signature to this assignment must correspond
with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15).